EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Allscripts Reports Second Quarter 2008 Results

Company Posts Record Total Revenue and Revenue from Software and Related Services

CHICAGO – August 5, 2008 – Allscripts, the leading provider of clinical software, connectivity and information solutions that physicians use to improve healthcare, today announced results for the three and six months ended June 30, 2008.

Total revenue for the three months ended June 30, 2008 was $81.5 million, compared to $70.0 million for the same period last year. Revenue from software and related services for the three months ended June 30, 2008 was $68.2 million, compared to $54.7 million for the same period last year, increasing by 25%. Both total revenue and revenue from software and related services were new records for the company.

Gross margin percentage was 50.5% for the second quarter of 2008, compared to 50.6% during the second quarter of 2007.

Net income for the three months ended June 30, 2008 was $2.4 million, or $0.04 per diluted share, compared to net income of $6.0 million, or $0.10 per diluted share, for the same period last year. Non-GAAP adjusted earnings for the three months ended June 30, 2008 were $7.3 million, or $0.13 per diluted share, compared to non-GAAP adjusted earnings of $7.9 million, or $0.13 per diluted share for the same period last year. Non-GAAP adjusted earnings for the three months ended June 30, 2008 and 2007 are comprised of net income giving effect to the add-back of acquisition-related amortization of $2.1 million and $1.5 million, respectively, or $0.04 and $0.02 per diluted share, respectively, net of tax, and total stock-based compensation expense of $1.0 million and $0.4 million, respectively, or $0.02 and $0.01 per diluted share, respectively, net of tax. Non-GAAP adjusted earnings for the three months ended June 30, 2008 also give effect to the add-back of transaction-related expenses of $1.8 million, or $0.03 per diluted share, net of tax. Please see “Explanation of Non-GAAP Financial Measures” below for a discussion of non-GAAP adjusted earnings and earnings per share.

As of June 30, 2008, the Company had cash and marketable securities of $66.1 million.

“Allscripts delivered the strongest revenue in company history because we stayed focused on what we do best – supporting our clients and providing the leading software tools and services that allow physicians and other caregivers to deliver high quality cost effective care,” said Glen Tullman, Chief Executive Officer of Allscripts. “I’m especially pleased with the way the market is aligning, with incentives for adoption of our electronic solutions from the federal government, payers and others. Allscripts is well positioned to capitalize on an expanding market opportunity.”

Total revenue for the six months ended June 30, 2008 was $153.6 million, compared to $135.1 million for the six months ended June 30, 2007. Revenue from software and related services for the six months ended June 30, 2008 was $126.8 million, compared to $105.9 million for the same period last year, increasing by 20%. Gross margin percentage was 50.3% for the six months ended June 30, 2008, compared to 50.2% for the comparable period a year ago.

Net income for the six months ended June 30, 2008 was $2.4 million, or $0.04 per diluted share, compared to net income of $10.5 million, or $0.18 per diluted share, for the same period last year. Non-GAAP adjusted earnings for the six months ended June 30, 2008 were $12.3 million, or $0.21 per diluted share, compared to non-GAAP adjusted earnings of $14.4 million, or $0.24 per diluted share for the same period last year. Non-GAAP adjusted earnings for the six months ended June 30, 2008 and 2007 are comprised of net income giving effect to the add-back of acquisition-related amortization of $4.2 million and $3.1 million, respectively, or $0.07 and $0.05 per diluted share, respectively, net of tax, and total stock-based compensation expense of $2.2 million and $0.8 million, respectively, or $0.04 and $0.01 per diluted share, respectively, net of tax. Non-GAAP adjusted earnings for the six months ended June 30, 2008 also give effect to the add-back of transaction-related expenses of $3.5 million, or $0.06 per diluted share, net of tax.

Allscripts will conduct a conference call on Tuesday, August 5, 2008 at 4:30 PM Eastern Time. The conference call can be accessed by dialing 1-800-374-1376 and requesting the Allscripts earnings call, or via the Internet at www.allscripts.com. A recording of the conference call will be available three hours after the conclusion of the call for a period of two weeks at www.allscripts.com or by calling 1-800-642-1687, ID # 54489944.

Explanation of Non-GAAP Financial Measures

Allscripts reports its financial results in accordance with generally accepted accounting principles, or GAAP. To supplement this information, Allscripts presents in this press release non-GAAP net income (and related per share amounts), which is a non-GAAP financial measure under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. Non-GAAP net income consists of GAAP net income, excluding acquisition-related amortization, stock-based compensation expense under SFAS No. 123R, and transaction-related expenses, in each case net of any related tax benefit.

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Acquisition-Related Amortization. Acquisition-related amortization expense is a non-cash expense arising from the acquisition of intangible assets in connection with acquisitions or investments. Allscripts excludes acquisition-related amortization expense from non-GAAP net income because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Allscripts business operations and (ii) such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired intangible assets. Investors should note that the use of these intangible assets contributed to revenue in the periods presented and will contribute to future revenue generation and should also note that such expense will recur in future periods.

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Stock-Based Compensation Expense. Stock-based compensation expense is a non-cash expense arising from the grant of stock awards to employees. Allscripts excludes stock-based compensation expense from non-GAAP net income because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Allscripts business operations and (ii) such expenses can vary significantly between periods as a result of the timing of grants of new stock-based awards, including grants in connection with acquisitions. Investors should note that stock-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods and should also note that such expense will recur in future periods.

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Transaction-Related Expenses. Transaction-related expenses are fees and expenses, including legal, investment banking and accounting fees, incurred in connection with announced transactions. Allscripts excludes transaction-related expenses from non-GAAP net income because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Allscripts business operations and (ii) such expenses can vary significantly between periods.

Management also believes that non-GAAP net income (and related per share amounts) provides useful supplemental information to management and investors regarding the underlying performance of the Company’s business operations and facilitates comparisons to our historical operating results. Management also uses this information internally for forecasting and budgeting as it believes that the measure is indicative of the Company’s core operating results. Note however, that non-GAAP net income is a performance measure only, and it does not provide any measure of the Company’s cash flow or liquidity. Non-GAAP financial measures are not in accordance with, or an alternative for, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Allscripts results of operations as determined in accordance with GAAP. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures with GAAP financial measures contained within the attached condensed consolidated financial statements.

About Allscripts

Allscripts (Nasdaq: MDRX) is the leading provider of clinical software, connectivity and information solutions that physicians use to improve healthcare. The company’s unique solutions inform, connect and transform healthcare, delivering improved care at lower cost. More than 40,000 physicians and thousands of other healthcare professionals in clinics, hospitals and extended care facilities nationwide utilize Allscripts to automate everyday tasks such as writing prescriptions, documenting patient care, managing billing and scheduling, and safely discharging patients, as well as to connect with key information and stakeholders in the healthcare system. To learn more, visit Allscripts at www.allscripts.com.

This news release may contain forward-looking statements within the meaning of the federal securities laws. Statements regarding future events, developments, the Company’s future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, actual results may vary materially from those anticipated by the forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; competitive pressures including product offerings, pricing and promotional activities; our ability to establish and maintain strategic relationships; undetected errors or similar problems in our software products; compliance with existing laws, regulations and industry initiatives and future changes in laws or regulations in the healthcare industry; possible regulation of the Company’s software by the U.S. Food and Drug Administration; the possibility of product-related liabilities; our ability to attract and retain qualified personnel; our ability to identify and complete acquisitions, manage our growth and integrate acquisitions; maintaining our intellectual property rights and litigation involving intellectual property rights; risks related to third-party suppliers; our ability to obtain, use or successfully integrate third-party licensed technology; breach of our security by third parties; our ability to complete the pending transactions with Misys plc; risks that the transactions with Misys plc disrupt current plans and operations; our ability to recognize the benefits of the merger with Misys Healthcare Systems, LLC; and the risk factors detailed from time to time in our reports filed with the Securities and Exchange Commission, including our 2007 Annual Report on Form 10-K available through the Web site maintained by the Securities and Exchange Commission at www.sec.gov. The Company undertakes no obligation to update publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

Allscripts Contacts:

Dan Michelson

Chief Marketing Officer

312-506-1217

dan.michelson@allscripts.com

Todd Stein

Senior Manager/Public Relations

312-506-1216

todd.stein@allscripts.com

Bill Davis

Chief Financial Officer

312-506-1211

bill.davis@allscripts.com

Allscripts Healthcare Solutions, Inc.

Condensed Consolidated Balance Sheets

(amounts in thousands)

(Unaudited)

	June 30, 2008	December 31, 2007
Assets
Current assets:
Cash and cash equivalents	$50,844	$43,785
Marketable securities	11,904	5,759
Accounts receivable, net	83,847	81,351
Deferred taxes, net	6,888	16,650
Inventories	5,373	4,178
Prepaid expenses and other current assets	17,582	17,401

Total current assets	176,438	169,124
Long-term marketable securities	3,307	13,459
Fixed assets, net	21,147	18,238
Software development costs, net	25,833	24,115
Intangible assets, net	100,638	107,503
Goodwill	249,808	240,452
Other assets	3,635	5,252

Total assets	$580,806	$578,143

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$8,888	$15,911
Accrued liabilities	28,542	22,707
Accrued acquisition obligation	—	8,946
Deferred revenue	50,614	45,940
Current portion of long-term debt	290	279
Other current liabilities	—	274

Total current liabilities	88,334	94,057
Long-term debt	135,014	135,162
Deferred taxes, net	8,216	6,179
Other liabilities	1,791	2,105

Total liabilities	233,355	237,503
Stockholders’ equity	347,451	340,640

Total liabilities and stockholders’ equity	$580,806	$578,143

Allscripts Healthcare Solutions, Inc.

Condensed Consolidated Statements of Operations

(amounts in thousands, except per-share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Revenue:
Software and related services	$68,179	$54,681	$126,797	$105,921
Prepackaged medications	9,493	10,939	19,088	21,168
Information services	3,840	4,421	7,716	7,974

Total revenue	81,512	70,041	153,601	135,063

Cost of revenue:
Software and related services	29,967	22,797	55,886	45,179
Prepackaged medications	7,848	9,141	15,461	17,449
Information services	2,547	2,632	5,063	4,691

Total cost of revenue (a)	40,362	34,570	76,410	67,319

Gross profit	41,150	35,471	77,191	67,744

Operating expenses:
Selling, general and administrative expenses (b)	32,850	25,425	64,243	47,799
Amortization of intangibles	3,439	2,576	6,878	5,152

Income from operations	4,861	7,470	6,070	14,793

Interest expense	(1,383)	(930)	(3,027)	(1,863)
Interest income and other, net	377	1,106	942	2,143
Gain on sale of equity investment	—	2,392	—	2,392

Income before income taxes	3,855	10,038	3,985	17,465

Income taxes	(1,503)	(4,010)	(1,553)	(6,970)

Net income	$2,352	$6,028	$2,432	$10,495

Net income per share - basic	$0.04	$0.11	$0.04	$0.19

Net income per share - diluted	$0.04	$0.10	$0.04	$0.18

Weighted average shares of common stock outstanding used in computing basic net income per share	56,766	55,648	56,635	55,146

Weighted average shares of common stock outstanding used in computing diluted net income per share (c)	57,772	64,802	57,570	64,327

(a)	Includes stock-based compensation of $245 and $103 for the three months ended June 30, 2008 and 2007, respectively, and $592 and $185 for the six months ended June 30, 2008 and 2007, respectively.
(b)	Includes stock-based compensation of $1,367 and $520 for the three months ended June 30, 2008 and 2007, respectively, and $2,980 and $1,094 for the six months ended June 30, 2008 and 2007, respectively.
(c)	Weighted average diluted shares for the three and six months ended June 30, 2007 include 7,329 common shares related to the Company’s 3.5% Senior Convertible Notes. Such shares were antidilutive for the three and six months ended June 30, 2008. Interest expense, net of tax, totaling $523 and $1,046 has been added back to net income for the net income per diluted share calculation for the three and six months ended June 30, 2007, respectively.

Allscripts Healthcare Solutions, Inc.

Reconciliation of Non-GAAP Adjusted Earnings and Non-GAAP Adjusted Earnings Per Share

(amounts in thousands, except per-share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Net Income	$2,352	$6,028	$2,432	$10,495

Stock-based compensation expense (tax effected at 39% for 2008 and 40% for 2007)	984	374	2,179	767
Acquisition-related amortization (tax effected at 39% for 2008 and 40% for 2007)	2,098	1,546	4,196	3,091
Transaction-related expenses (tax effected at 39% for 2008)	1,835	—	3,456	—

Non-GAAP Adjusted Earnings	$7,269	$7,948	$12,263	$14,353

Weighted average shares of common stock outstanding used in computing diluted non-GAAP adjusted earnings per share	57,772	64,802	57,570	64,327

Non-GAAP Adjusted Earnings Per Share - diluted	$0.13	$0.13	$0.21	$0.24